Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2014

OneBeacon Insurance Group, Ltd.
Address:
601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com
 Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings - Ongoing Subsidiaries (1)	A	A-	A	A2
Outlook	Stable	Stable	Stable	Stable

Ratings - Runoff Subsidiaries (2)	A	Unrated	A	A2
Outlook	Under Review - Negative	N/A	Rating Watch - Negative	Negative

Following OneBeacon's announcement of the Runoff Transaction, A.M. Best, Fitch, Moody's and Standard & Poor's each issued a press release regarding the ratings implications. A.M. Best placed the subsidiaries being sold in the Runoff Transaction (the "Runoff Subsidiaries") under review with negative implications; Fitch placed the Runoff Subsidiaries on credit watch negative; and Moody's assigned a negative outlook. Standard & Poor's downgraded and subsequently, at the request of OneBeacon, withdrew its rating on the Runoff Subsidiaries. At the same time, all four ratings agencies affirmed the ratings of the remaining subsidiaries (the "Ongoing Subsidiaries") with stable Outlook. The above tables summarize the ratings related to the entities supporting the Ongoing Subsidiaries and, separately the Runoff Subsidiaries.

(1)
Insurance entities supporting the Ongoing business include Atlantic Specialty Insurance Company, Homeland Insurance Company of New York, Homeland Insurance Company of Delaware, and OBI National Insurance Company.

(2)	Insurance entities supporting the Runoff business include OneBeacon Insurance Company, OneBeacon America Insurance Company, and The Employers' Fire Insurance Company.

Transfer Agent	Company Contact
Wells Fargo Shareowner Services	Paul McDonough
1110 Centre Point Curve	Chief Financial Officer
Suite 101	877-248-8765
Mendota Heights, MN 55120-4100
1-800-468-9716
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii	Investing, Financing and Corporate
Safe Harbor Statement	iii	Pre-Tax Results from Operations	11
		Investment Results Pre-Tax	12
Consolidated Results		Investment Returns	13
Consolidated Financial Results	1	Composition of Invested Assets	14
Consolidated Statements of Operations and Comprehensive Income (Loss)	2	Capital Structure and Interest Coverage	15
Comprehensive Income (Loss), Net Income (Loss) and Operating Income	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets and Book Value Per Share	5
Consolidated Pre-Tax Results from Operations	6
Consolidating Pre-Tax Results from Operations
For the Three Months Ended March 31, 2014 and 2013	7
Consolidated Loss and LAE Reserve Summaries
For the Three Months Ended March 31, 2014 and 2013	8

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	9
Specialty Industries
Pre-Tax Results from Operations	10

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•	OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate.

•
Specialty Products is a collection of niche businesses focused on providing U.S. customers distinct specialty insurance products. Specialty Products includes A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was exited on January 1, 2013.

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which was exited in the first quarter of 2013.

•
Investing, Financing and Corporate includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other corporate activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
On October 17, 2012, one of the Company's indirect wholly-owned subsidiaries, OneBeacon Insurance Group LLC, entered into a definitive agreement with Trebuchet US Holdings, Inc., a wholly-owned subsidiary of Armour Group Holdings Limited, to sell its runoff business. OneBeacon's runoff business includes the results of OneBeacon's remaining non-specialty commercial lines business and certain other run-off business, including asbestos and environmental reserves, as well as certain purchase accounting adjustments related to the OneBeacon Acquisition (the "Runoff Business", the sale of which is referred to as the "Runoff Transaction"). The Runoff Business has been included within discontinued operations.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Operating income is a non-GAAP financial measure that excludes net realized and unrealized investment gains, (income) loss from discontinued operations, gain from sale of discontinued operations, and the related tax effects, from net income (loss) attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income (loss) attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. The reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income is included on page 3.

•
Operating income per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income is included on page 3. The calculation of operating income per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses, after-tax, and accumulated other comprehensive income/loss (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and net foreign currency gains and losses on investments, after tax, and AOCI/L, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and net foreign currency gains and losses on investments and other comprehensive income and loss items when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains, after tax, and AOCI/L, after tax, is included on page 4.

•
Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that represents pre-tax income from continuing operations less net realized and change in unrealized investment gains as well as interest expense on debt from pre-tax income from continuing operations. Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income from continuing operations, as it removes variability in the timing of investment gains which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income from continuing operations to pre-tax operating income before interest expense on debt is included on page 15.

•
Interest coverage is calculated by dividing pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 15.

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this press release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict," “anticipate” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;

•	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;

•	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending transactions.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail, that could cause actual results to differ materially from expectations, including:

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods, or terrorist attacks;

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	exposure to asbestos or environmental claims;

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	the continued availability of capital and financing;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to retain key personnel;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the ability of our technology resources to prevent data breach and the ability of our internal controls to ensure compliance with legal and regulatory policies;

•	our ability to successfully develop new specialty businesses;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	participation in guaranty funds and mandatory market mechanisms;

•	the impact of new theories of liability;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest;

•	whether the sale of our runoff business closes; and

•
other factors, most of which are beyond our control, including the risks that are described from time to time in OneBeacon's filing with the Securities and Exchange Commission, including but not limited to OneBeacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed February 28, 2014.

 Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Highlights
Comprehensive income (loss)	$68.5	$(2.7)	$39.3	$61.5	$47.0
Net income (loss)	68.4	(2.9)	39.1	41.4	47.0
Operating income	49.4	14.2	27.8	22.5	35.2

						As of Mar 31, 2014	As of Dec 31, 2013	% Change
Per Share Amounts
Book value per share [1]						$11.86	$11.58	2.4%
Change in book value per share, including dividends, in the quarter [2]								4.2%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [3]								14.3%
Common shares outstanding						95.3	95.4
Operating income per share (basic & diluted) (see p.3) [4]	$0.52	$0.15	$0.29	$0.24	$0.37
Weighted average number of common shares outstanding (basic & diluted) [4]	94.5	94.5	94.5	94.5	94.6

Financial Ratios
Underwriting ratios:
Loss and LAE ratio	52.0%	55.9%	60.1%	54.1%	54.0%
Expense ratio	36.3%	38.2%	36.0%	37.2%	34.8%
Combined ratio	88.3%	94.1%	96.1%	91.3%	88.8%

						As of Mar 31, 2014	As of Dec 31, 2013	% Change
Balance Sheet
Total investments[5]						$2,415.7	$2,364.9	2.1%
Total OneBeacon's common shareholders' equity						$1,130.3	$1,104.3	2.4%
Ratio of debt to total capital						19.6%	19.9%	(0.3) pts

[1]	Represents OneBeacon's common shareholders' equity divided by common shares outstanding.
[2]	Includes a quarterly dividend paid of $0.21 per share.
[3]	Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.84 per share.
[4]	Operating income per share and related weighted average number of common shares outstanding include the impact of unvested restricted shares.
[5]	Excludes $222.2 million and $236.3 million of investments that have been classified as held for sale as of March 31, 2014 and December 31, 2013, respectively.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss)
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Earned premiums	$286.5	$280.8	$278.9	$274.2	$276.5
Net investment income	9.4	11.4	10.1	10.2	10.0
Net realized and change in unrealized investment gains	28.4	(25.5)	17.0	29.5	18.9
Net other revenues [1]	24.0	0.6	5.5	1.1	1.0
Total revenues	348.3	267.3	311.5	315.0	306.4
Loss and loss adjustment expenses	148.9	157.0	167.8	148.4	149.4
Policy acquisition expenses	54.8	52.5	53.6	48.0	46.7
Other underwriting expenses	49.3	54.6	46.8	54.1	49.4
General and administrative expenses	4.0	2.9	4.1	1.0	3.3
Interest expense	3.2	3.3	3.3	3.2	3.2
Total expenses	260.2	270.3	275.6	254.7	252.0
Pre-tax income (loss)	88.1	(3.0)	35.9	60.3	54.4
Income tax (expense) benefit	(19.8)	1.0	2.9	(18.4)	(6.5)
Net income (loss) including noncontrolling interests	68.3	(2.0)	38.8	41.9	47.9
Income (loss) from discontinued operations, net of tax [2]	0.5	(0.5)	0.3	(46.9)	(0.5)
Gain from sale of discontinued operations, net of tax	—	—	—	46.6	—
Net income (loss) including noncontrolling interests	68.8	(2.5)	39.1	41.6	47.4
Less: Net income attributable to noncontrolling interests	(0.4)	(0.4)	—	(0.2)	(0.4)
Net income (loss) attributable to OneBeacon’s common shareholders	68.4	(2.9)	39.1	41.4	47.0
Other comprehensive income, net of tax	0.1	0.2	0.2	20.1	—
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$68.5	$(2.7)	$39.3	$61.5	$47.0

[1]
The three months ended March 31, 2013 include other revenues of $23.0 million related to the gain on sale of Essentia, net of transaction costs. The three months ended September 30, 2013 include other revenues of $4.0 million related to a software licensing agreement.

[2]	Results for the Runoff Business are reported as discontinued operations for all periods presented.

OneBeacon Insurance Group, Ltd.
Comprehensive Income (Loss), Net Income (Loss) and Operating Income
(in millions, except per share amounts)

	Three Months Ended					Twelve Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Mar 31,
	2013	2013	2013	2013	2014	2014
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$68.5	$(2.7)	$39.3	$61.5	$47.0	$145.1

Net income (loss) attributable to OneBeacon’s common shareholders	$68.4	$(2.9)	$39.1	$41.4	$47.0	$124.6

Weighted average number of common shares outstanding [1]	94.5	94.5	94.5	94.5	94.6	94.5

Net income (loss) attributable to OneBeacon’s common shareholders per share	$0.71	$(0.03)	$0.41	$0.43	$0.49	$1.30

Net income (loss) attributable to OneBeacon’s common shareholders	$68.4	$(2.9)	$39.1	$41.4	$47.0	$124.6
Less:
Net realized and change in unrealized investment gains	(28.4)	25.5	(17.0)	(29.5)	(18.9)	(39.9)
Tax effect on net realized and change in unrealized investment gains	9.9	(8.9)	6.0	10.3	6.6	14.0
(Income) loss from discontinued operations, net of tax	(0.5)	0.5	(0.3)	46.9	0.5	47.6
Gain from sale of discontinued operations, net of tax	—	—	—	(46.6)	—	(46.6)
Operating income [2]	$49.4	$14.2	$27.8	$22.5	$35.2	$99.7

Weighted average number of common shares outstanding [1]	94.5	94.5	94.5	94.5	94.6	94.5

Operating income per share [2]	$0.52	$0.15	$0.29	$0.24	$0.37	$1.05

[1]	Weighted average number of common shares outstanding includes the impact of unvested restricted shares.

[2]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Mar 31, 2014
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders			$145.1

[B]	Operating income [1]			$99.7
		As of	As of
		Mar 31, 2014	Mar 31, 2013	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,130.3	$1,063.8	$1,097.1
	Less:
	Net unrealized gains and net foreign currency gains and losses on investments [2]	(136.2)	(124.3)
	Tax effect on net unrealized gains and net foreign currency gains and losses on investments	47.7	43.5
	Accumulated other comprehensive (income) loss (AOCI/L), after-tax	(6.8)	13.7
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses and AOCI/L after tax [1]	$1,035.0	$996.7	$1,015.9
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			13.2%

	Operating return on average adjusted OneBeacon's common shareholders' equity excluding net unrealized investment gains and losses and AOCI/L after tax [ B / D ]			9.8%

[1]	Represents a non-GAAP financial measure.

[2]
Net unrealized gains and net foreign currency gains and losses on investments as of March 31, 2014 and 2013 includes unrealized gains on investments held. March 31, 2013 also includes deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets and Book Value Per Share
As of March 31, 2014 and December 31, 2013
($ in millions, except per share amounts)

	As of
	Mar 31, 2014	Dec 31, 2013
Assets
Investment securities
Fixed maturity investments	$1,743.6	$1,700.9
Short-term investments	152.7	157.0
Common equity securities	347.1	336.9
Convertible bonds	29.3	30.5
Other investments	143.0	139.6
Total investment securities	2,415.7	2,364.9
Cash	138.6	168.1
Reinsurance recoverables	83.1	89.9
Premiums receivable	249.2	228.2
Deferred acquisition costs	105.9	103.7
Net deferred tax asset	79.8	90.6
Investment income accrued	9.1	10.1
Accounts receivable on unsettled investment sales	6.7	3.3
Other assets	289.9	272.7
Assets held for sale [1]	1,803.1	1,880.1
Total assets	$5,181.1	$5,211.6
Liabilities
Unpaid loss and loss adjustment expense reserves	$1,069.8	$1,054.3
Unearned premiums	582.2	544.9
Debt	274.7	274.7
Accounts payable on unsettled investment purchases	25.6	11.6
Other liabilities	292.6	338.6
Liabilities held for sale [1]	1,803.1	1,880.1
Total liabilities	4,048.0	4,104.2
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,021.5	1,022.5
Retained earnings	102.0	75.0
Accumulated other comprehensive income, after tax	6.8	6.8
Total OneBeacon’s common shareholders’ equity	1,130.3	1,104.3
Total noncontrolling interests	2.8	3.1
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,133.1	1,107.4
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$5,181.1	$5,211.6

Total OneBeacon’s common shareholders’ equity	$1,130.3	$1,104.3
Common shares outstanding	95.3	95.4
Book value per share	$11.86	$11.58

[1]	Assets and liabilities being sold as part of the Runoff Transaction are presented separately in the March 31, 2014 and December 31, 2013 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations [1]
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Net written premiums	$265.1	$246.9	$314.1	$262.5	$311.1
Earned premiums	286.5	280.8	278.9	274.2	276.5

Loss and loss adjustment expenses	(148.9)	(157.0)	(167.8)	(148.4)	(149.4)
Policy acquisition expenses	(54.8)	(52.5)	(53.6)	(48.0)	(46.7)
Other underwriting expenses	(49.3)	(54.6)	(46.8)	(54.1)	(49.4)
Underwriting income	33.5	16.7	10.7	23.7	31.0

Net investment income	9.4	11.4	10.1	10.2	10.0
Net realized and change in unrealized investment gains	28.4	(25.5)	17.0	29.5	18.9
Net other revenues	24.0	0.6	5.5	1.1	1.0
General and administrative expenses	(4.0)	(2.9)	(4.1)	(1.0)	(3.3)
Interest expense	(3.2)	(3.3)	(3.3)	(3.2)	(3.2)
Pre-tax income (loss) from continuing operations	$88.1	$(3.0)	$35.9	$60.3	$54.4

Underwriting ratios [2]
Loss and LAE ratio
Current year:
Non-cat loss and LAE	51.9%	55.0%	57.5%	54.4%	53.6%
Catastrophe loss and LAE	1.1%	1.3%	1.2%	(0.3)%	1.0%
Total loss and LAE	53.0%	56.3%	58.7%	54.1%	54.6%
Prior year:
Total loss and LAE (fav) unfav	(1.0)%	(0.4)%	1.4%	—%	(0.6)%
Total loss and LAE ratio	52.0%	55.9%	60.1%	54.1%	54.0%

Policy acquisition expenses	19.1%	18.7%	19.2%	17.5%	16.9%
Other underwriting expenses	17.2%	19.5%	16.8%	19.7%	17.9%
Total expense ratio	36.3%	38.2%	36.0%	37.2%	34.8%

Total combined ratio	88.3%	94.1%	96.1%	91.3%	88.8%

[1]
Results for the Runoff Business are reported as discontinued operations for all periods presented. Certain amounts in the prior period financial statements have been reclassified to conform to the current presentation.

[2]
The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses to earned premiums ("loss and LAE ratio") and the ratio of policy acquisition and other underwriting expenses to earned premiums ("expense ratio").

OneBeacon Insurance Group, Ltd.
Consolidating Pre-Tax Results from Operations
For the Three Months Ended March 31, 2014 and 2013
($ in millions)

	Specialty Products [1]		Specialty Industries [2]		Investing, Financing and Corporate		Consolidated
	2014	2013	2014	2013	2014	2013	2014	2013
Earned premiums	$135.4	$153.7	$141.1	$132.8	$—	$—	$276.5	$286.5
Loss and loss adjustment expenses	(78.0)	(78.6)	(71.4)	(70.3)	—	—	(149.4)	(148.9)
Policy acquisition expenses	(21.4)	(30.4)	(25.3)	(24.4)	—	—	(46.7)	(54.8)
Other underwriting expenses	(22.2)	(24.3)	(27.2)	(25.0)	—	—	(49.4)	(49.3)
Underwriting income	13.8	20.4	17.2	13.1	—	—	31.0	33.5

Net investment income	—	—	—	—	10.0	9.4	10.0	9.4
Net realized and change in unrealized investment gains	—	—	—	—	18.9	28.4	18.9	28.4
Net other revenues	0.1	0.3	0.1	0.2	0.8	23.5	1.0	24.0
General and administrative expenses	0.1	—	(0.5)	(0.6)	(2.9)	(3.4)	(3.3)	(4.0)
Interest expense	—	—	—	—	(3.2)	(3.2)	(3.2)	(3.2)
Pre-tax income from continuing operations	$14.0	$20.7	$16.8	$12.7	$23.6	$54.7	$54.4	$88.1

Underwriting Ratios [3]
Loss and LAE ratio	57.6%	51.2%	50.6%	52.9%			54.0%	52.0%
Expense ratio	32.2%	35.5%	37.2%	37.2%			34.8%	36.3%
Total combined ratio	89.8%	86.7%	87.8%	90.1%			88.8%	88.3%

[1]
Specialty Products includes A.W.G. Dewar, OneBeacon Professional Insurance, OneBeacon Specialty Property, OneBeacon Environmental, OneBeacon Surety Group, OneBeacon Program Group, OneBeacon Crop Insurance, and Collector Cars and Boats, which was exited on January 1, 2013.

[2]
Specialty Industries includes OneBeacon Entertainment, International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks, and OneBeacon Energy Group, which was exited in the first quarter of 2013.

[3]
The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses to earned premiums ("loss and LAE ratio") and the ratio of policy acquisition and other underwriting expenses to earned premiums ("expense ratio").

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries
For the Three Months Ended March 31, 2014 and 2013
($ in millions)

	Three months ended March, 31
	2014	2013
Gross beginning loss and LAE reserves [1]	$1,054.3	$1,000.0
Less beginning reinsurance recoverable on unpaid losses [1]	(80.2)	(107.3)
Net beginning loss and LAE reserves	974.1	892.7

Loss and LAE incurred relating to:
Current year losses	150.8	151.8
Prior year losses	(1.4)	(2.9)
Total incurred loss and LAE from continuing operations	149.4	148.9

Loss and LAE paid relating to:
Current year losses	(18.3)	(19.8)
Prior year losses	(115.5)	(117.3)
Total loss and LAE payments from continuing operations	(133.8)	(137.1)

Net loss and LAE reserves	989.7	904.5
Total incurred loss and LAE from discontinued operations	—	—
Total loss and LAE payments from discontinued operations	(11.1)	(45.7)
Net loss and LAE reserves	978.6	858.8
Net change in loss and LAE reserves reported in liabilities held for sale [2]	11.1	45.7
Net ending loss and LAE reserves	989.7	904.5
Plus ending reinsurance recoverable on unpaid losses [1]	80.1	105.8
Gross ending loss and LAE reserves [1]	$1,069.8	$1,010.3

Earned premiums	$276.5	$286.5
Ratios:
Calendar year loss and LAE paid	48.4%	47.9%
Calendar year loss and LAE incurred	54.0%	52.0%
Favorable prior accident year development	(0.6)%	(1.0)%
Current accident year loss and LAE paid to incurred	12.1%	13.0%

[1]
Gross beginning loss and LAE reserves and reinsurance recoverables on unpaid losses rollforward include purchase accounting adjustments relating to the OneBeacon acquisition. As further described below, the remaining fair value reductions to both loss and LAE reserves and reinsurance recoverables on unpaid losses were reclassified to held for sale.

[2]	Assets and liabilities being sold as part of the Runoff Transaction are presented separately in the consolidated balance sheets for all periods presented.

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Net written premiums	$123.9	$97.4	$172.0	$116.3	$160.8
Earned premiums	153.7	141.0	132.2	126.6	135.4

Loss and loss adjustment expenses	(78.6)	(77.8)	(84.2)	(71.7)	(78.0)
Policy acquisition expenses	(30.4)	(26.5)	(27.4)	(22.0)	(21.4)
Other underwriting expenses	(24.3)	(27.0)	(21.2)	(24.9)	(22.2)
Underwriting income (loss)	20.4	9.7	(0.6)	8.0	13.8

Net other revenues	0.3	—	—	—	0.1
General and administrative expenses	—	(0.1)	—	0.1	0.1
Pre-tax income (loss) from continuing operations	$20.7	$9.6	$(0.6)	$8.1	$14.0

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	50.5%	53.5%	58.4%	57.3%	56.3%
Catastrophe loss and LAE	1.0%	1.3%	0.2%	—%	0.8%
Total loss and LAE	51.5%	54.8%	58.6%	57.3%	57.1%
Prior year:
Total loss and LAE (fav) unfav	(0.3)%	0.3%	5.1%	(0.7)%	0.5%
Total loss and LAE ratio	51.2%	55.1%	63.7%	56.6%	57.6%

Policy acquisition expenses	19.8%	18.8%	20.7%	17.4%	15.8%
Other underwriting expenses	15.7%	19.2%	16.0%	19.7%	16.4%
Total expense ratio	35.5%	38.0%	36.7%	37.1%	32.2%

Total combined ratio	86.7%	93.1%	100.4%	93.7%	89.8%

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Net written premiums	$141.2	$149.5	$142.1	$146.2	$150.3
Earned premiums	132.8	139.8	146.7	147.6	141.1

Loss and loss adjustment expenses	(70.3)	(79.2)	(83.6)	(76.7)	(71.4)
Policy acquisition expenses	(24.4)	(26.0)	(26.2)	(26.0)	(25.3)
Other underwriting expenses	(25.0)	(27.6)	(25.6)	(29.2)	(27.2)
Underwriting income	13.1	7.0	11.3	15.7	17.2

Net other revenues	0.2	0.1	0.6	0.2	0.1
General and administrative expenses	(0.6)	(0.6)	(1.1)	(0.1)	(0.5)
Pre-tax income from continuing operations	$12.7	$6.5	$10.8	$15.8	$16.8

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	53.5%	56.6%	56.7%	52.0%	51.0%
Catastrophe loss and LAE	1.2%	1.3%	2.1%	(0.6)%	1.2%
Total loss and LAE	54.7%	57.9%	58.8%	51.4%	52.2%
Prior year:
Total loss and LAE (fav) unfav	(1.8)%	(1.2)%	(1.9)%	0.6%	(1.6)%
Total loss and LAE ratio	52.9%	56.7%	56.9%	52.0%	50.6%

Policy acquisition expenses	18.3%	18.6%	17.9%	17.6%	17.9%
Other underwriting expenses	18.9%	19.7%	17.5%	19.8%	19.3%
Total expense ratio	37.2%	38.3%	35.4%	37.4%	37.2%

Total combined ratio	90.1%	95.0%	92.3%	89.4%	87.8%

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Net investment income	$9.4	$11.4	$10.1	$10.2	$10.0
Net realized and change in unrealized investment gains	28.4	(25.5)	17.0	29.5	18.9
Net other revenues	23.5	0.5	4.9	0.9	0.8
General and administrative expenses	(3.4)	(2.2)	(3.0)	(1.0)	(2.9)
Interest expense	(3.2)	(3.3)	(3.3)	(3.2)	(3.2)
Pre-tax income (loss) from continuing operations	$54.7	$(19.1)	$25.7	$36.4	$23.6

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Net investment income
Fixed maturity investments	$9.9	$10.4	$10.4	$9.9	$10.3
Short-term investments	—	—	—	—	—
Common equity securities	1.3	1.6	1.5	1.8	1.7
Convertible fixed maturity investments	0.4	0.3	0.2	0.3	—
Other investments	(0.3)	0.7	(0.4)	(0.1)	(0.3)
Total investment income	11.3	13.0	11.7	11.9	11.7
Less investment expenses	1.9	1.6	1.6	1.7	1.7
Net investment income	$9.4	$11.4	$10.1	$10.2	$10.0

Net realized investment gains
Fixed maturity investments	$3.9	$3.9	$(5.0)	$(0.7)	$0.8
Short-term investments	—	0.1	—	(0.1)	—
Common equity securities	16.7	1.2	2.7	15.5	5.4
Convertible fixed maturity investments	1.5	(1.9)	—	0.7	1.1
Other investments	1.8	2.9	(1.9)	2.9	—
Net realized investment gains	$23.9	$6.2	$(4.2)	$18.3	$7.3

Change in net unrealized investment gains
Fixed maturity investments	$(4.4)	$(29.8)	$0.5	$(0.7)	$4.7
Short-term investments	—	—	—	0.1	—
Common equity securities	7.9	(2.4)	15.8	10.7	3.1
Convertible fixed maturity investments	(0.9)	(0.7)	1.0	1.7	0.7
Other investments	1.9	1.3	3.7	(0.6)	3.1
Change in net unrealized investment gains	$4.5	$(31.6)	$21.0	$11.2	$11.6

Change in net unrealized foreign currency translation
Fixed maturity investments	$—	$(0.1)	$0.1	$—	$—
Short-term investments	—	—	—	—	—
Common equity securities	—	—	0.1	—	—
Convertible fixed maturity investments	—	—	—	—	—
Other investments	—	—	—	—	—
Change in net unrealized foreign currency translation	$—	$(0.1)	$0.2	$—	$—

Total investment return
Fixed maturity investments	$9.4	$(15.6)	$6.0	$8.5	$15.8
Short-term investments	—	0.1	—	—	—
Common equity securities	25.9	0.4	20.1	28.0	10.2
Convertible fixed maturity investments	1.0	(2.3)	1.2	2.7	1.8
Other investments	3.4	4.9	1.4	2.2	2.8
Total investment return	$39.7	$(12.5)	$28.7	$41.4	$30.6

OneBeacon Insurance Group, Ltd.
Investment Returns[1]
($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2013	2013	2013	2013	2014
Average market value of investments
Fixed maturity investments	$1,896.3	$1,885.0	$1,887.6	$1,901.5	$1,951.5
Short-term investments	223.6	185.2	159.0	159.5	154.8
Common equity securities	277.6	297.4	313.0	332.2	342.0
Convertible fixed maturity investments	50.5	34.1	30.9	31.2	29.9
Other investments	144.0	144.7	145.6	142.9	141.3
Total average market value	$2,592.0	$2,546.4	$2,536.1	$2,567.3	$2,619.5

Investment returns
Fixed maturity investments	0.5%	(0.8)%	0.3%	0.4%	0.8%
Short-term investments	—%	0.1%	—%	—%	—%
Total fixed income	0.4%	(0.7)%	0.3%	0.4%	0.7%
Common equity securities	9.3%	0.1%	6.4%	8.4%	3.0%
Convertible fixed maturity investments	2.0%	(6.7)%	3.9%	8.7%	6.0%
Total common equity & convertible fixed maturity securities	8.2%	(0.6)%	6.2%	8.4%	3.2%
Other investments	2.4%	3.4%	1.0%	1.5%	2.0%
Total common equity, convertible fixed maturity securities & other investments	6.4%	0.6%	4.6%	6.5%	2.9%

Total return	1.5%	(0.5)%	1.1%	1.6%	1.2%

Average amortized cost of investments
Fixed maturity investments	$1,849.0	$1,855.1	$1,871.7	$1,885.4	$1,933.4
Short-term investments	223.6	185.2	159.0	159.5	154.9
Common equity securities	236.3	253.3	262.1	267.9	270.8
Convertible fixed maturity investments	47.9	32.3	28.8	27.8	25.3
Other investments	114.1	113.3	111.9	107.7	104.9
Total average amortized cost	$2,470.9	$2,439.2	$2,433.5	$2,448.3	$2,489.3

Investment yield
Fixed maturity investments	0.5%	0.6%	0.6%	0.5%	0.5%
Short-term investments	—%	—%	—%	—%	—%
Common equity securities	0.6%	0.6%	0.6%	0.7%	0.6%
Convertible fixed maturity investments	0.8%	0.9%	0.7%	1.1%	—%
Other investments	(0.3)%	0.6%	(0.4)%	(0.1)%	(0.3)%
Total investment yield	0.5%	0.5%	0.5%	0.5%	0.5%

[1] For all periods presented, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the Runoff Transaction, which were required to be presented separately in the consolidated balance sheets.

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets[1]
($ in millions)

	Mar 31, 2013		Jun 30, 2013		Sep 30, 2013		Dec 31, 2013		Mar 31, 2014
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturity investments	$1,861.0	72.8%	$1,909.3	75.2%	$1,865.8	73.6%	$1,937.2	74.5%	$1,965.8	74.5%
Short-term investments	214.4	8.4%	155.9	6.1%	162.0	6.4%	157.0	6.0%	152.7	5.8%
Common equity securities	296.2	11.6%	298.6	11.8%	327.5	12.9%	336.9	13.0%	347.1	13.1%
Convertible fixed maturity investments	38.5	1.5%	29.8	1.2%	31.9	1.3%	30.5	1.2%	29.3	1.1%
Other investments	144.4	5.7%	145.0	5.7%	146.2	5.8%	139.6	5.3%	143.0	5.5%
Total investments, market value	$2,554.5	100.0%	$2,538.6	100.0%	$2,533.4	100.0%	$2,601.2	100.0%	$2,637.9	100.0%

Other U.S. government obligations	160.4	8.6%	218.8	11.4%	137.6	7.3%	131.1	6.7%	210.1	10.7%
Debt securities issued by industrial corporations	746.8	40.1%	723.7	38.0%	732.2	39.3%	754.5	39.0%	755.7	38.5%
Municipal obligations	3.2	0.2%	3.1	0.2%	3.0	0.2%	16.5	0.9%	32.1	1.6%
Asset-backed securities	861.1	46.3%	875.4	45.8%	907.9	48.7%	949.5	49.0%	881.3	44.8%
Foreign government obligations	3.9	0.2%	3.7	0.2%	2.4	0.1%	2.3	0.1%	2.3	0.1%
Preferred stocks	85.6	4.6%	84.6	4.4%	82.7	4.4%	83.3	4.3%	84.3	4.3%
Total fixed maturity investments, market value	$1,861.0	100.0%	$1,909.3	100.0%	$1,865.8	100.0%	$1,937.2	100.0%	$1,965.8	100.0%

Government bonds	$163.5	9.0%	$224.0	11.8%	$139.4	7.5%	$133.0	6.9%	$211.9	10.9%
AAA/Aaa	207.0	11.4%	225.8	11.9%	349.0	18.9%	340.3	17.7%	252.6	13.0%
AA/Aa	631.4	34.8%	618.4	32.6%	482.9	26.2%	533.7	27.8%	548.2	28.2%
A/A	371.5	20.5%	347.8	18.4%	424.1	22.9%	445.8	23.2%	452.0	23.2%
BBB/Baa	345.7	19.0%	359.4	19.0%	340.9	18.4%	363.3	18.9%	380.5	19.6%
Other/not rated	96.7	5.3%	118.7	6.3%	113.1	6.1%	105.3	5.5%	100.1	5.1%
Total fixed maturity investments, amortized cost[2]	$1,815.8	100.0%	$1,894.1	100.0%	$1,849.4	100.0%	$1,921.4	100.0%	$1,945.3	100.0%

[1]
Market value and amortized cost of investments as of March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and March 31, 2013 were calculated prior to the reclassification of $222.2, $236.3, $239.7, $260.8, and $296.9 million, respectively, of assets being sold as part of the Runoff Transaction which are presented as assets held for sale in the respective consolidated balance sheets.

[2]	Credit ratings are assigned based on the following hierarchy: 1) Standard & Poor's and 2) Moody's Investor Service, Inc.

OneBeacon Insurance Group, Ltd.
Capital Structure and Interest Coverage
($ in millions)

Capital Structure:	As of
	Mar 31, 2014	Dec 31, 2013
Total capitalization
Senior notes, including current portion	$274.7	$274.7
OneBeacon’s common shareholders’ equity	1,130.3	1,104.3
Total capitalization	$1,405.0	$1,379.0

Ratio of debt to total capital	19.6%	19.9%

Interest Coverage:		Twelve Months Ended
		Mar 31, 2014		Dec 31, 2013
	Pre-tax income	$147.6		$181.3
	Less:
	Net realized and change in unrealized investment gains	(39.9)		(49.4)
	Interest expense on debt	13.0		13.0
[A]	Pre-tax operating income before interest expense on debt [1]	$120.7		$144.9

[B]	Interest expense on debt	$13.0		$13.0

	Interest coverage [A/B] [1]	9.3	x	11.1	x

[1]	Represents a non-GAAP financial measure.